SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2003

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code

Item 5. Other Events

On July 15, 2003, Riviera Holdings Corporation announced through a press release that the Company will hold a conference call on Tuesday July 22, 2003 in conjunction with the release of Riviera Holdings Corporation's second quarter financial results. A copy of the press release disclosing those results is filed as an exhibit hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits

Exhibit 99       Riviera Holdings Corporation Press Release dated July 15, 2003

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2003                            RIVIERA HOLDINGS CORPORATION


                                                By: /s/ Duane Krohn
                                                Treasurer and CFO

                              EXHIBIT INDEX

         Exhibit

         Number                                      Description

99       Riviera Holdings Corporation Press Release dated July 15, 2003.